Earnings Per Share	12 Months Ended
Mar. 31, 2021
Earnings per share [abstract]
Earnings Per Share	EARNINGS PER SHARE

	March 31,
	2021	2020
	$	$
Net loss	(17,338)	(39,667)

Weighted average number of common shares outstanding	58,209,375	56,399,499
Basic and diluted loss per share	(0.30)	(0.70)

The stock options mentioned in note 12 were not included in the calculation of diluted earnings per share since the Company suffered losses and the inclusion of these stock options would have an antidilutive effect.